NORTHEAST INVESTORS TRUST (NTHEX)
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                          SHARES OF BENEFICIAL INTEREST
                               SUMMARY PROSPECTUS
                                February 1, 2013

Before you invest, you may want to review the Trust's prospectus, which contains more information about the Trust and its risks. You can find the Trust's prospectus and other information about the Trust, including the Statement of Additional Information and the most recent reports to shareholders online at www.northeastinvestors.com. You can also get this information at no cost by calling 800-225-6704 or by sending an email to website@northeastinvestors.com. The Trust's Statutory Prospectus, Statement of Additional Information and most recent reports to shareholders are all incorporated into and made part of this Summary Prospectus by reference.

Investment Objective:

Northeast Investors Trust (the "Trust") is a no-load high-yield bond fund whose primary objective is the production of income.

Fees and Expenses:
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees
(Fees Paid Directly From
Your Investment)

Maximum Sales Charge
(Load) Imposed on
Purchases                                       None

Maximum Deferred Sales
Charge (Load)                                   None

Maximum Sales Charge
(Load) Imposed on
Reinvested Dividends                            None

Redemption Fee                                  None

Annual Trust
Operating Expenses
(Expenses Deducted
From Fund Assets)

Trustees' Fees                                  0.50%

Distribution (12b-1 Fees)                       None

Other Expenses                                  0.55%

Including:
        Interest Expense                        0.05%
        Operating Expense                       0.50%
Total Annual Trust Operating

Expenses                                        1.05%

Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year  3 years         5 years         10 years
                $107    $334            $579            $1,283

Portfolio Turnover:

The Trust pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trust's performance. During the most recent fiscal year, the Trust's portfolio turnover rate was 25.36% of the average value of its portfolio.

Primary Investment Strategies:
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds").

Principal Risks:

Risk of Lower Rated Debt Securities. Lower rated debt securities may be subject to increased market volatility based on factors such as: the ability of an issuer to make its current interest payments, the potential for principal loss if an issuer declares bankruptcy, and the potential difficulty in disposing of certain securities and therefore can present an increased risk of investment loss.

Income Risk. The chance that falling interest rates and/or defaults will cause the Trust's income to decline. Shareholders should expect the Trust's quarterly income to fluctuate.

Interest Rate Risk. The chance that the value of bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to interest rate changes than those with shorter maturities.

Performance Information:
The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The Trust may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.


                           Average Annual Total Return
                     for the Periods Ended December 31, 2012
                                                        1 Year          5 Years                 10 Years
Northeast Investors Trust
Return before taxes                                     14.63%          4.64%                   6.54%
Return after taxes on distributions                     11.92%          1.82%                   3.67%
Return after taxes on distributions and sale of
Trust Shares                                             9.41%          2.19%                   3.84%
Bank of America Merrill Lynch High Yield Index1         15.58%         10.00%                  10.38%

1 The Bank of America Merrill Lynch High Yield Index is an unmanaged market valueweighted index comprised of over 2,100 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes. Annual
Total Returns:
The following bar chart shows the change in value of the Trust's shares over the past 10 years. It illustrates how the returns can differ one year to the next.

[CHART OMITTED]

Calendar Years           2003    2004    2005    2006    2007    2008    2009    2010    2011    2012
Percentage Return       14.35%  14.38%  2.23%   12.10%  0.17%   -37.27% 53.79%  14.25%  -0.72%  14.63%


Best quarter: 2nd quarter 2009, up 31.46% Worst quarter: 4th quarter 2008, down 28.22%


Fund Management:
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since 1989 and was appointed Chairman in 2000.

Purchasing and Redeeming Shares:
You may purchase or redeem shares of the Trust on any business day by mail (125 High Street, Boston, MA 02110) or fax (617)742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704. Shares may be purchased by scheduled electronic bank transfers, by check, or by wire. All redemption requests must be in writing and must include a medallion signature guarantee if the redemption is in excess of $10,000. You will receive redemption proceeds by check or by scheduled electronic bank transfer. You generally buy and redeem shares at the Trust's next-determined net asset value
(NAV) after the Trust receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information:
The Trust's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a taxdeferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers or Other Financial Intermediaries: The Trust does not pay broker-dealers or financial intermediaries for the sale of Trust shares.


                                  FUND PROFILE

Objectives

         The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies

         The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount or premium, preferred stocks, common stocks, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and generally more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years; and the Trust's holdings are generally within this range.

         The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis.

         From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. Leverage may be increased temporarily up to a maximum of 30% for extraordinary or emergency purposes. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

         In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

          Events in the financial markets have resulted in, and may continue to cause, increased volatility. In addition, investments which were traditionally liquid may experience periods of diminished liquidity. Due to the interdependence among markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, governmental and regulatory responses to market events may impair the Trust's ability to pursue certain investment techniques or strategies or may have unexpected consequences on particular markets or issuers.




Principal Risks

         Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

         The creditworthiness of an issuer affecting its ability to make current interest payments on debt;

         Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;

         Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;

         The prices of lower rated debt securities are sometimes more sensitive\ to changes in economic conditions.



         Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

         You should consider the relative risk of investing in these types of securities, which are generally not meant as short-term investments.

         Equity Risk To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

         Financial Markets Risk Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes.

         Foreign Investing Risk Foreign markets, particularly emerging markets, can be more volatile than the U.S. markets due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. markets.

         Income Risk There is the chance that falling interest rates and / or defaults will cause the Trust's income to decline. Shareholders should expect the Trust's quarterly income to fluctuate.


         Interest Rate Risk In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates than those with shorter maturities.

         Leverage Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Trust would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay the borrowed $200 with interest. Leverage can, therefore, involve additional risk.

         Manager Risk There is the chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.

         Prepayment Risk The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.





Suitability

         The Trust may be appropriate for investors who seek one or more of the following:

o        production of income over the long-term;

o a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

         You should also consider the following:

o an investment in the Trust involves risk and should be part of a balanced investment program;

o the Trust is generally for investors with longer-term investment horizons, and should not be used for short term trading purposes;

o there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;

o Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.



 FUND MANAGEMENT

         The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000. Further information relating to the compensation, share ownership and portfolio management responsibilities of the portfolio managers may be found in the Statement of Additional Information.

         From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors Trust organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors Trust disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

         Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust, pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.





EXPENSES

         Trustees' compensation has been computed at the rate of 1/8 of 1% of the net assets (before the deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, subscriptions, transfers and redemptions of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT "SALES CHARGE"

         The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.


SHAREHOLDER INFORMATION

General Information


         For account, product and service information, please use the following website, telephone number or address:

         o For information over the Internet including on-line access to your account visit the Trust's website at www.northeastinvestors.com;

         o        For information over the telephone call 1-800-225-6704;

         o        For information by mail use

                           Northeast Investors Trust
                           125 High Street
                           Boston, MA  02110

Backup withholding - By law Northeast Investors Trust must withhold 28% of any taxable distributions or redemptions from your account if you do not:

o Provide us with your correct taxpayer identification number; o Certify that the taxpayer identification is correct; and o Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Trust.


Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Trust's tax consequences for you.





Account Registrations

         Some of the different ways to register your account with the Trust are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant

         For your general investment needs

Transfer on Death (TOD)/ Pay on Death (POD)

         Beneficiary designation on account (special application required)

Retirement

         For tax-advantaged retirement savings

o        Traditional Individual Retirement Accounts (IRAs)

o        Roth IRAs

o        Roth Conversion IRAs

o        Rollover IRAs

o        Coverdell Education Savings Plan (formerly Educational IRAs)

o        Simplified Employee Pension Plans (SEP-IRAs)

Uniform Gifts or Transfers to a Minor Account (UGMA, UTMA)

         To invest for a child's education or other future needs

Trust

         For money being invested by a trust

Business or Organization

         For investment needs of corporations, associations, partnerships or other groups

Buying Shares

         Your initial investment must be accompanied by a completed application. The form can be obtained from our website. You may purchase shares of the Trust at the per share net asset value ("NAV") next determined after the Trust or an authorized broker or agent receives your purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the total number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange on each day when it is open.

         Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Fixed income securities may also be valued on the basis of valuations furnished by independent pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Such services may use various pricing techniques which take into account both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. When pricing service or reliable market quotations for certain securities are not readily available, such securities are priced at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company's financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available.

        Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust.

         Short-term or excessive trading into and out of the Trust may harm performance by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Trust to utilize lines of credit or initiate portfolio transactions during unfavorable periods in markets in which the Trust trades. Excessive trading can also cause the Trust to maintain higher cash balances than it otherwise would, which may lower the Trust's performance in times of rising markets. The costs incurred from short-term traders are borne by all investors. While the Trust cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with intermediaries where the Trust does not receive the underlying individual trading activity, the Trust's Board of Trustees has adopted policies and procedures designed to help identify such short-term trading activity, and the Trust has entered into agreements with intermediaries to improve the information it receives concerning omnibus accounts. The Trust reserves the right, but does not have the obligation, to reject any purchase request that it regards as potentially disruptive to efficient portfolio management. Depending on the availability of transaction information, purchase and sale transactions of Trust shares are monitored daily. In general, whenever such monitoring discloses that a shareholder has made two or more purchases and sales of Trust shares within a 90 day period, further reviews are made to determine if the trading activity was excessive and, if so, whether the effect upon the Trust could be harmful. If it is determined that there could be such an effect, the shareholder will be either warned or notified that further purchases of shares of the Trust will not be accepted. The Trust may reply to inquiries concerning its policies, but does not enter into arrangements with any person to permit frequent purchases and redemptions of Trust shares. The Trust does not consider transactions from automatic purchase or redemption plans in this category.





How to buy shares:

         By Check: Mail your check and a completed account registration form to the Trust. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to:

                        Northeast Investors Trust, and mail to 125 High Street, Boston, MA, 02110.

         By Telephone: You may make purchases to your already existing account via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following business day. Your payment must be received within 14 days of the transaction.



         Note: If you place an order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you may be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Trust may have incurred as a result. Telephone purchases may dilute the future appreciation of the NAV if payment is not made promptly.

Your purchase price:

         You buy shares at the Trust's next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time (ET), you will buy your shares at that day's NAV. This is known as trade date.

         When you place an order to buy shares, note the following:

o The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs). There is no minimum for subsequent investments either by mail or telephone. The Trust, in its discretion, may waive or lower purchase minimums in certain circumstances (e.g. accounts opened with the proceeds of distributions from existing retirements accounts, accounts utilizing the Automated Investment Plan (AIP) feature, etc.);

o Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

o The Trust does not accept cash, money orders, starter checks or post dated checks for payment of share purchases;

o There is a $50,000 maximum for telephone purchases for individual investors. Net account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit. This limit may not pertain to institutional accounts;

o No cancellations. The Trust will not cancel any transaction at the request of an investor once it has been processed;

o        Future purchases.   The Trust reserves the right to stop selling
         shares at any time, or reject specific purchase requests;

o The Trust may reject initial investments if certain required information is not supplied on the new account application.

o Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

         You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking or savings account.

         No specific election is required on the application to obtain telephone purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares

         You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the New
York Stock Exchange (NYSE) after the redemption request has been received. Redemptions may be suspended or payment dates delayed on days when the NYSE is closed other than weekends or holidays. The Trust generally does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

         A redemption request will be considered to be in "good order" if it meets the following requirements:

o The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or can be faxed to
         (617) 742-5666 before the close of the NYSE;

o The request includes any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

o For redemptions in excess of $10,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

o In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

o If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

o Redemption checks will only be made payable to the registered shareholder(s);

o A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

o        Telephone redemptions will not be made;

o The Trust reserves the right not to process redemption requests from shareholders who on consecutive days request redemptions of less than $10,000 without a signature guarantee;

o Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and the monies withheld.

         The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

         If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.



Dividends and Distributions

         The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust may also realize net capital gains from its investments, and would distribute these gains (net of any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. The Trust has made only one such distribution since 1999.

         When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

         (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

         (2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

         (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

                  Note: For quicker access to your cash distributions the Trust recommends direct deposit for shareholders electing
                  Option 2 or 3.

         If you elect to receive your distributions paid by check and your check remains uncashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

         As with any investment, your investment in the Trust could have tax consequences for you. This prospectus provides only general tax information. If you are investing through a tax-advantaged retirement account, such as an IRA, special tax rules may apply. Otherwise you should consider these tax consequences.

         Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

         For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

         If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

         Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

         Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them. Reinvested distributions add to the cost basis of your investment.

         A 3.8% Medicare contribution tax may also be imposed on net investment income, including dividends and capital gains.

Trust Policies

         The Trust will make available the following statements and reports:

o        Confirmation of each purchase and sale;

o        Confirmation of dividend / capital gains payments;

o        Financial reports (every six months);

o        Summary Prospectus;

o        Year-end statement.

         When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 28% of your taxable distributions and redemptions.


                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Trust's financial performance for the past 5 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

         The information has been audited by Ernst and Young LLP, independent registered public accounting firm, whose report on the financial statements and financial highlights for the year ended September 30, 2012 is included in the Statement of Additional Information, which is available upon request and without charge.

                                            Year Ended September 30,


Per Share Data^                       2012            2011            2010            2009            2008
Net Asset Value:
Beginning of
Period                                $5.52          $6.03           $5.74            $5.94           $7.68

Income From
Investment
Operations:

Net investment
income                                 0.40           0.40            0.47              0.39           0.56

Net realized and
unrealized gain
(loss) on
investment                             0.52          -0.47            0.26             -0.15           -1.74

Total from
investment
operations                             0.92          -0.07            0.73              0.24           -1.18

Less Distributions:

Net investment
income                                -0.41          -0.44           -0.44             -0.44           -0.56

Capital Gain

Net Asset Value:  End of Period       $6.03             $5.52             $6.03            $5.74       $5.94

Total Return #                        17.17%            -1.60%            13.14%            6.65%     -16.03%

Ratios & Supplemental Data

Net assets end of
period (in
thousands)
                                   $601,338.1        $468,925.7         $723,592.2       $885,806.7       $703,572.7

Ratio of operating
expenses to
average net assets*                  1.05%              0.92%             0.84%             1.00%            1.00%

Ratio of interest
expense to average
net assets                           0.05%              0.10%             0.07%             0.09%             0.32%

Ratio of net investment
income to average
net assets                           6.83%              6.45%             7.84%             8.52%             8.14%

Portfolio turnover
rate                                25.36%             33.34%            27.88%            25.68%            34.92%



*Includes Interest Expense when applicable

^ Per Share Data calculated using the Average Share Method

# Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.


                    DESCRIPTION OF S&P CORPORATE BOND RATINGS

Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


              AAA Highest quality. Ability to pay interest and principal very strong.

              AA            High quality.   Ability to pay interest and
                            principal strong.

              A Medium to high quality. Ability to pay interest and principal, but more susceptible to changes in circumstances and the economy.

              BBB Medium quality. Adequate ability to pay, but highly susceptible to adverse circumstances.

              BB Speculative. Less near-term likelihood of default relative to other speculative issues.

              B Current capacity to pay interest and principal, but highly susceptible to changes in circumstances.

              CCC Likely to default, where payment of interest and principal is dependent on favorable circumstances.

              CC Debt subordinate to senior debt rated CCC.

              C            Debt subordinate to senior debt rated CCC-

              D Currently in default, where interest or principal has not been made as promised.


                APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES

         The table below reflects the composition by quality rating of the fixed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the year ended December 31, 2012. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating                                      Fixed Income
Category                                        Composition

Unrated                                         13.0%
A                                                0.0%
BBB                                             12.9%
BB                                              12.9%
B                                               46.1%
CCC                                             11.2%
CC, C, D                                         3.9%


                             ADDITIONAL INFORMATION

         You can find additional information about the Trust in the following documents:

         STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (The SAI is legally part of this prospectus).

         ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

         QUARTERLY FUND HOLDINGS. The Trust has adopted policies and procedures relating to disclosure of the Trust's portfolio holdings, a full description of which in available in the SAI. The portfolio holdings are included in the Trust's Annual and Semiannual reports to shareholders. The portfolio holdings for the first and third quarters of the fiscal year are filed with the Securities and Exchange Commission ("SEC") and may be accessed on our website or the SEC's website free of charge.





         You may obtain a free copy of the Trust's current Annual/Semiannual report, Quarterly Holdings Report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

         Northeast Investors Trust
         125 High Street
         Boston, MA 02110
         (800) 225-6704
         www.northeastinvestors.com

         You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at
1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

         The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.

                            NORTHEAST INVESTORS TRUST
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2013


This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2013 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.


TABLE OF CONTENTS

Page

The Trust                                                              B-2

Investment Objectives, Policies, and Restrictions;
General                                                                B-2

Trustees and Officers                                                  B-4

Compensation of Trustees                                               B-8

Custodian and Independent Registered Public
Accounting Firm                                                        B-9

Bank Loans                                                             B-9

Brokerage                                                              B-10

Price and Net Asset Value                                              B-11

Shareholder Plans                                                      B-11

Tax-Advantaged Retirement Plans                                        B-12

Dividends, Distributions & Federal Taxes                               B-13

Capital Shares                                                         B-15

Proxy Voting Guidelines                                                B-15

Historical Performance Information                                     B-17

Financial Statements                                                   B-19







THE TRUST Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

           INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS; GENERAL

As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective. In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years, for which purpose the Trustees consider an issuer resulting from an acquisition or reorganization to be engaged in the same business as any party to the acquisition or reorganization transaction. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities. (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities, for which purposes the Trustees consider securities which are covered by Rule 144A under the Securities Act of 1933 or offered to a class of security holder of an issuer to be publicly distributed. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities.
(14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 15% of the Trust's assets would be invested in such securities. (15) Purchase participation or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

         For the purposes of the above, issuer refers to a consolidated corporate entity based on its most recent financials. Classes of securities are similarly determined based on most recent financials and thus may, for example, include debt at a subsidiary level. The purchase of securities does not encompass participation in exchange offers in or out of formal reorganization proceedings.

         The above policies preclude only direct loans, not the acquisition of debt instruments in a secondary market, including participation in financings, including but not limited to debtor-in-possession financings, arising out of the acquisition of debt securities and do not preclude the lending of portfolio securities to broker-dealers. The Trust is not currently engaged in securities lending.


         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2012 and 2011 the rates of total portfolio turnover were 25.36% and 33.34% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.


         The Trust has adopted policies and procedures with respect to the disclosure of portfolio securities. The Trust will file a complete portfolio schedule with the SEC on form N-CSR within ten (10) days of the transmission to shareholders of any annual or semiannual report; these are generally transmitted within sixty (60) days after the close of the fiscal period covered by the report. The Trust will also file a complete portfolio schedule with the SEC on form N-Q not later than sixty (60) days after the close of the first and third fiscal quarters. The Trust will not make available any other schedule of portfolio holdings to any person or institution other than in the ordinary course of business, such as to our auditors or custodian. The Trust may make quarterly portfolio holdings available to ranking or ratings agencies, but only after the information has been filed with the SEC or posted on our website. Certain agencies may contract with the Trust to receive the portfolio holdings monthly, but may not make the information available to the public until 60 days after the calendar quarter or until posted on our website.

         The compensation of Bruce H. Monrad and Ernest E. Monrad as portfolio managers for the Trust is set forth in this Statement of Additional Information under the caption "Compensation of Trustees", and information about their share ownership in the Trust is set forth under the caption "Trustees and Officers". Neither of them has portfolio management responsibilities for any other investment company or pooled fund, but as of the end of the Trust's most recent fiscal year, Ernest E. Monrad provided portfolio management services for approximately 22 Sippican Capital Advisors LLC accounts having assets of approximately $15 million. None of such accounts pay a performance based advisory fee. Bruce H. Monrad is not primarily responsible for the day to day portfolio management for any accounts other than the Trust.

TRUSTEES & OFFICERS

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, Marshall I. Goldman, George P. Beal, Charles R. Daugherty and the Hon. Maurice H. Richardson. Under Massachusetts Law, the Trustees are generally responsible for protecting the interests of the shareholders by overseeing the operation and management of the Trust. The table below provides certain information about the Trust's Trustees and Officers.
The mailing address for the Trustees and Officers of the Trust is 125 High Street, Boston, MA 02110.



                                                                Principal Occupation(s)  During the Past Five
Name/Age/Service *                      Position                Years /  and Other Directorships

                                    Affiliated Trustees and Trust Officers

Ernest E. Monrad#                       Trustee                 Trustee of Northeast Investors Trust; Trustee of Northeast
Age: 82                                                         Investors Growth Fund (until Nov. 2008); Director of New America
Years of Service: 52                                            High Income Fund, Inc. (until Jan. 2013)

Bruce H. Monrad#                        Trustee and             Trustee and Chairman of Northeast Investors Trust
Age: 50                                 Chairman
Years of Service: 19

Gordon C. Barrett                       Executive Vice          Chief Financial Officer of Northeast Investors Trust; Chief
Age: 56                                 President, Chief        Financial Officer of Northeast Investors Growth Fund (until Aug
Years of Service: 25                    Financial Officer,      2011);  Officer of Northeast Investment Management, Inc. (until Nov.
                                                                2010); President of Sippican Capital Advisors LLC.

Robert B. Minturn                       Clerk, Vice             Officer of Northeast Investors Trust; Trustee (until Nov. 2008)
Age: 73                                 President, and          and Officer of Northeast Investors Growth Fund; Officer of Northeast
Years of Service: 32                    Chief Legal             Investment Management, Inc.
                                        Officer

David A. Randall                        Chief Compliance        Officer of Northeast Investors Trust; Officer of Northeast
Age: 46                                 Officer                 Investors Growth Fund (until Aug. 2011)
Years of Service: 12






                                    Independent Trustees


Peter J. Blampied                       Trustee                 Director of A.W. Perry, Inc.; President of Corcoran
Age: 70                                                         Management Co., Inc. (until June 2008); Director of Access Capital
Years of Service: 12                                            Strategies, LLC (until Sept. 2008)

Marshall I. Goldman                     Trustee                 Kathryn Wasserman Davis Professor of Russian Economics
Age: 82                                                         (Emeritus) at Wellesley College; Senior Scholar and Former
Years of Service: 8                                             Associate Director of the Davis Center for Russian and
                                                                Eurasian Studies at Harvard University;
                                                                Director of Century Bank & Trust Co.

George P. Beal                          Trustee                 Managing Partner, Boston Family Office LLC
Age: 59                                                         Member of the Board of Advisors of Breckinridge Capital Advisors
Years of Service: 8

Charles R. Daugherty                    Trustee                 Managing Partner, Stanwich Advisors, LLC
Age: 59
Years of Service: 8

Hon. Maurice H. Richardson              Trustee                 Assistant Professor, Law & Psychiatry Program, Department
Age: 84                                                         of Psychiatry, University of Massachusetts Medical School (until
Years of Service: 8                                             2011); Director of the Advisors Charitable Gift Fund.


* The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

# Ernest E. Monrad and Bruce H. Monrad are father and son respectively.

The following is additional information about the background of each of the
Trustees:

Interested Trustees

Mr. E. Monrad
         Ernest E. Monrad became a trustee of Northeast Investors Trust in 1960. Mr. Monrad is a member and former director of the Boston Security Analysts Society and a member of the Massachusetts Bar. He is a former director of New America High Income Fund, Inc., former director of Furman Lumber and former trustee of Century Shares Trust.

Mr. B. Monrad
         Bruce H. Monrad is trustee and portfolio manager of Northeast Investors Trust, specializing in high-yield, leveraged securities. Previously he worked for Prudential-Bache Securities as a financial analyst.

Independent Trustees

Mr. Blampied
         Peter J. Blampied was President of Corcoran Management Co. Inc, one of the region's leading residential management firms, from 1998-2008. He was previously Chairman, President and CEO of Boston Five Bancorp and Vice Chairman of Citizens Bank of Massachusetts. He is a former director of Access Capital Strategies, LLC. He is a director of A.W. Perry, Inc., a privately owned real estate developer, owner and manager.

Mr. Goldman
         Marshall I. Goldman is a professor emeritus in the Wellesley College Department of Economics. He joined the Wellesley faculty in 1958 and is considered an expert on the Russian economy and economics of high technology. Mr. Goldman is also Senior Scholar and former Associate Director of the Davis Center for Russian Studies at Harvard University. He has authored over a dozen books on the former Soviet Union. He is a director of Century Bank & Trust Co.

Mr. Beal
         George P. Beal is one of the founders of The Boston Family Office LLC, a registered investment adviser, and now is its Managing Partner as well as a portfolio manager. He is a member of the Board of Advisors of Breckinridge Capital Advisors. Previously, Mr. Beal was employed at Cambridge Trust Co. and Bank of New England handling various duties ranging from commercial loans, branch management, operations and retail banking.

Mr. Daugherty
         Charles R. Daugherty founded Stanwich Advisors, LLC, a leading independent boutique investment bank that provides advisory and fundraising services. Mr. Daugherty spent 26 years at Deutsche Bank/BT Alex Brown where he founded the Private Equity Group and served as Managing Director and Global Group Head.

Hon. M.H. Richardson
         Hon. Maurice H. Richardson served 24 years as a Massachusetts District Court Judge. He is a former Assistant Professor of Psychology and is affiliated with the Law and Psychiatry Program at the University of Massachusetts Medical School. His interests relate to the interaction of community courts and the mentally ill, and he is presently researching court and jail diversification programs for the mentally ill. Judge Richardson is a director of the Advisors Charitable Gift Fund.


         The majority of the Trust's Board of Trustees (the "Board") are Independent Trustees. The Board has overall responsibility for overseeing the investment program of the Trust and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has authority to oversee and establish policies regarding the management, conduct and operation of the Trust's business. The Board has designated Bruce H. Monrad, an Interested Trustee, to serve as Chairman. The Independent Trustees have not designated a lead Trustee.

         The Board has two standing committees: the Audit Committee, and the Nominating and Governance Committee, each of which consists of Messrs. Blampied, Daugherty, Goldman, Beal and Richardson. These committees are therefore composed entirely of Independent Trustees, and all of the Independent Trustees serve on each committee. The Audit Committee assists the Board in fulfilling its responsibilities for accounting and financial reporting practices and provides a channel of communication between the Board and the Trust's independent accountants. The provision of audit and non-audit services by the Trust's independent accountants is subject to prior approval by the Audit Committee. The Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Nominating and Governance Committee will consider the experience, qualifications, attributes and skills of Trustee nominees and Trustees when looking to fill vacant Board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance, particularly in today's global investment environment. The Committee has not established a procedure for shareholders to nominate Trustees.

         The Trust believes that its leadership structure is appropriate because it provides for the effective, independent oversight of management on behalf of the Trust's shareholders by having the independent Trustees as a majority of the Board and through their exclusive service on all committees. The Board conducts a self-evaluation annually, which includes an evaluation of the effectiveness of the Board and its committee structure. In addition, the Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

         Senior management, on a regular basis, undertakes risk assessments aimed at identifying key risks that the Trust may face, as described in the Trust's prospectus, the probability of occurrence of those risks and the potential impact. The Board and senior management have active discussions regarding the risks to which the Trust is subject. The Board reviews the Trust's portfolio and regular reports provided to it that integrate strategy and operational and investment initiatives with risk exposures.

         As part of its oversight, the Board assesses the quality of information it is receiving, how well this information provides a basis for evaluating the risk factors affecting the Trust, as described in the Trust's prospectus, how management evaluates risk, and the quality of the risk management oversight structure. The Board engages in open discussions with management on how economic factors affect or may affect the Trust's performance. It reviews the Trust's periodic and current reports and prospectuses, with a particular focus on risk disclosures. In addition, as deemed appropriate, the Board or the Independent Trustees engage counsel or other parties to advise them on matters relating to risks associated with the Trust's operations.


         The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

                                                                      Dollar Range of Equity Securities in the
Name of Trustee                                                       Trust
Trustees Who Are "Interested Persons" of the Trust
Ernest E. Monrad                                                      Over $2,000,000
Bruce H. Monrad                                                       Over $2,000,000

Trustees Who Are Not "Interested Persons" of the Trust


Hon. Maurice H. Richardson                                            Over $100,000
Peter J. Blampied                                                     Over $100,000
George P. Beal                                                        Over $100,000
Marshall I. Goldman                                                   None
Charles R. Daugherty                                                  None


The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2012 was 4,135,227 shares (4.15%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons (access persons) associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires systematic reporting of transactions and holdings as required by law. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities and Exchange Commission.


COMPENSATION OF TRUSTEES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee paid to the Trustees and Vice Presidents for each of the fiscal years ended September 30, 2010, 2011 and 2012 was $3,919,340, $3,168,077
and 2,956,910 respectively.







         The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2012 to the Trustees, former Trustees, President and Officers of the Trust from the Trustees fee or otherwise.

Name and Position                                  Aggregate Compensation Paid

Ernest E. Monrad, Trustee                                    $    757,145
Bruce H. Monrad, Trustee, Chairman and President             $  1,506,015
William A. Oates, Jr.~                                       $    200,000
Gordon C. Barrett, Executive Vice President, and CFO*        $    316,710
Robert B. Minturn, Vice President and Clerk                  $    270,000

Fred L. Glimp, former Trustee^                               $     13,750
Peter J. Blampied, Trustee                                   $     40,000
Marshall I. Goldman, Trustee                                 $     40,000
George P. Beal, Trustee                                      $     40,000
Charles R. Daugherty, Trustee                                $     40,000
Hon. Maurice H. Richardson, Trustee                          $     40,000
Hope Daley#                                                  $     10,000

~ Mr. Oates was paid this compensation as retirement benefits.
* Paid directly by the Trust; all other amounts shown are paid from the Trustees' fee. ^ Mr. Glimp was paid a portion of this compensation as retirement benefits. # Ms. Daley received this amount as a beneficiary of retirement benefits of a deceased former Trustee.

Under the Declaration of Trust, the Trustees are required to furnish the Trust, financial and statistical services for the Trust and such office space as the Trust may require. Except as shown above, during the fiscal year ended September 30, 2012, no retirement benefits were paid to any Trustee or former Trustee.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The custodian for the Trust is State Street Bank and Trust Company,
200 Clarendon Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

The independent registered public accounting firm for the Trust is Ernst & Young LLP, addressStreet200 Clarendon Street, Boston,
Massachusetts. Ernst & Young LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Forms N-lA and N-SAR and prepares the Trust's federal income and excise tax returns.







BANK LOANS

The following table shows the Trust's borrowing in each of the ten years ended
September 30, 2012.


                                                                                                Average
                                                                                                Amount of
                                                                         Average                Debt
                                                     Amount of           Amount of              As a percentage
                                                     Debt                Debt                   Of average net
Year Ended                                           Outstanding         Outstanding*           Assets*
----------                                           -----------         ------------           -------

September 30,


2003                                                           0                    0           0.00%
2004                                                           0           24,694,200           1.39%
2005                                                 172,739,571           51,200,717           3.00%
2006                                                  82,391,757          144,291,454          10.81%
2007                                                  76,808,942           86,545,421           6.17%
2008                                                  99,381,478           77,864,734           7.95%
2009                                                           0           38,192,516           6.19%
2010                                                  21,074,200           36,436,692           4.65%
2011                                                 108,134,700           49,765,146           7.32%
2012                                                  13,306,200           20,545,008           3.51%
                                                                                                -----


*Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13)


BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain best execution when processing transactions, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker/dealer's services and their value and expected contribution to the performance of the Trust. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). During the fiscal year ended September 30, 2012, the Trust engaged in portfolio transactions involving principal trades totaling $135,304,612 with market makers and other dealers. The Trust paid broker commissions of $1,874 for the year ended September 30, 2012. During the fiscal years ended September 30, 2010 and 2011 brokerage commissions paid totaled $0.00 and $37,719, respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2012 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including income accrued) less all liabilities by the number of shares outstanding. Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Fixed income securities may also be valued on the basis of valuations furnished by independent pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Such services may use various pricing techniques which take into account both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Securities and other assets for which pricing service or market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. For a further description of the Trust's fair value pricing methodologies, see the Prospectus under "Buying Shares". An adjustment will be made to the Trust's price for fractions of a cent to the next highest cent. The Trust makes no payments to third parties for the daily computation of its net asset value.

         As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the Trust; (ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the Trust's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "Selling Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

State Street Bank and Trust Company serves as custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Traditional IRA , Roth IRA and Education Savings Account

         An individual may open his own Individual Retirement Account (IRA), Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.





DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, may be subject to income taxes, including the 3.8% Medicare contribution tax.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 28% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

CAPITAL SHARES

The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and are solely binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

PROXY VOTING GUIDELINES

         Written guidelines have been established for proxy voting by the Board of Trustees of the Trust. The purpose of these guidelines is to promote the accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company's business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1)       Proposals for the election of directors
2)       Proposals for the approval of independent auditors
3) Proposals relating to compensation matters, including equity-based compensation and executive compensation
4)       Proposals relating to changes in corporate control
5)       Proposals that affect shareholder rights, including voting rights
6) Proposals relating to other matters such as social and corporate responsibility issues



Election of the board of directors

     The Trust generally supports management's recommendations in selecting director nominees as the Trust believes the company is in the best position to recommend and evaluate a qualified board. Directors should be competent, qualified individuals and should be accountable, responsive to shareholders and should exercise reasonable judgment. The Trust generally supports a board of directors comprised of a majority of independent directors and prefers committees such as audit and nominating committees to also be comprised of independent members.

Approval of independent registered public accounting firm

     The Trust generally will rely on the audit committee's recommendation in selecting independent auditors who will provide the best service to the company. The Trust believes the relationship between the company and its auditors should be independent and will vote against proposed auditors whose independence may be compromised.

Compensation Matters

     In general, the Trust will vote for stock-related compensation plans that are reasonably designed and that align the interest of management with those of shareholders by providing officers and employees with an incentive to maximize shareholder value. It will consider the dilutive effects, pricing and re-pricing issues, and other factors in voting on specific proposals. The Trust will generally vote against advisory votes on executive compensation when such compensation is not deemed problematic or appears aligned with shareholder interests.

Corporate Control

     The Trust generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management, discourage other offers for the company and depress shareholder value. In most cases, the acquisition or takeover of a company - hostile or otherwise - will increase shareholder value and therefore must be permitted to occur. Shareholder Rights Plans or Poison Pills are instigated by an unwanted takeover attempt and can ultimately make the company appear financially less attractive to potential suitors. The Trust will generally vote against all forms of poison pills unless backed by sound business strategy that will likely result in a greater benefit to the shareholders. The Trust will generally approve of increases in authorized shares, provided that the increase is not excessive and is sought for appropriate corporate purposes. The Trust will generally vote against "blank check" preferred stock proposals unless the proposal discloses that the stock is specifically required to be issued for valid corporate financing objectives. We favor non-classified boards of directors.

Shareholder Rights

     The Trust views the exercise of shareholders' rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalizations.

Other Matters such as social and corporate responsibility issues

     The Trust will generally vote with management's recommendations on proposals pertaining to social, moral, ethical or corporate matters. The effect on shareholder value of such proposals is often unclear, and therefore the Trust will rely on management's assessment of the economic effect of such proposals.

Potential Conflicts of Interest

     In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Trust, on the one hand, and any affiliated person of the Trust, on the other, the voting of such proxy will be referred to the Trustees of the Trust who are not "interested persons" of the Trust as such term is defined under the Investment Company Act of 1940 (the "independent Trustees"); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

         The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and the Trust's voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the website of the Securities and Exchange Commission (www.sec.gov) or at the website of the Trust (www.northeastinvestors.com).


HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

[OBJECT OMITTED]


Where:

P =      a hypothetical initial payment of $1,000
N =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Trust may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended December 31, 2012 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2[((a-b)/cd + 1)6 - 1] Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust's performance to performance as reported by other indices and averages or other investments for which reliable performance information is available. The Trust's Annual Report contains additional performance information and will be made available to investors upon request and without charge.


FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.       Schedule of Investments as of September 30, 2012

2.       Statement of Assets and Liabilities as of September 30, 2012

3.       Statement of Operations for the Year Ended September 30, 2012

4. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2012

5.       Notes to Financial Statements for the year ended September 30, 2012

6.       Report of Ernst and Young LLP, Independent Registered Public
         Accounting Firm.


Schedule of Investments (a)
September 30, 2012

Convertible Bonds - 1.34%
Name of Issuer                                                          Principal                       Value
(Note B)

Food Processing - 1.34%
Chiquita Brands International, 4.25%, 8/15/16                           $ 9,204,000                     $ 8,042,648
                                                                                                        -----------
Total Convertible Bonds - (cost - $7,092,888)                                                           $ 8,042,648
                                                                                                        -----------

Corporate Bonds, Notes & Preferred
Securities - 84.34%
Name of Issuer                                                          Principal                       Value
(Note B)

Advertising - 0.55%
Interpublic Group Co., 10%, 7/15/17                                     $ 3,000,000                     $ 3,333,750

Aerospace / Defense - 1.13%
Moog, Inc., 6.25%, 1/15/15                                                3,500,000                       3,535,000
Spirit Aerosystems, Inc., 7.5%, 10/01/17                                  3,000,000                       3,262,500
                                                                                                          ---------
                                                                                                          6,797,500

Automobile & Truck - 0.03%
Delphi Corp., 6.55%, 6/15/06 (b) (c)                                     36,950,000                         184,750

Building Products - 2.86%
Boise Cascade LLC, 7.125%, 10/15/14                                       5,693,000                       5,693,000
Builders Firstsource, Inc., 13%, 2/15/16 (d)                             12,238,000                      11,503,720
                                                                                                         ----------
                                                                                                         17,196,720

Chemicals - 3.55%
Polyone Corp., 7.375%, 9/15/20                                           10,500,000                      11,366,250
Reichhold Industries, Inc., PIK, 9%, 5/08/17 (d)                         12,756,644                       9,950,182
                                                                                                         ----------
                                                                                                         21,316,432
Construction & Farming - 1.21%
Southern States Co-op, Inc., 11.25%, 5/15/15 (d)                          7,000,000                       7,297,500

Drug Stores - 2.93%
Rite Aid Corp., 9.75%, 6/12/16                                            3,000,000                       3,285,000
Rite Aid Corp., 7.5%, 3/01/17                                            13,398,000                      13,766,445
Rite Aid Corp., 10.25%, 10/15/19                                            500,000                         567,500
                                                                                                         ----------
                                                                                                         17,618,945

Electrical Utility - 2.68%
Homer City Funding LLC, 8.137%, 10/01/19                                 15,660,000                      16,090,650

Electrical Components & Equipment - 1.64%
Advanced Lighting Technologies, 10.5%, 6/01/19 (d)                       10,000,000                       9,850,000

Energy/Natural Resources - 19.82%
Clayton Williams Energy, 7.75%, 4/01/19                                 $18,000,000                    $ 17,955,000
Comstock Resources, Inc., 8.375%, 10/15/17                               18,000,000                      18,720,000
Comstock Resources, Inc., 7.75%, 4/01/19                                 10,000,000                      10,050,000
RAAM Global Energy Co., 12.5%, 10/01/15                                  15,000,000                      15,450,000
Stone Energy Corp., 6.75%, 12/15/14                                      18,087,000                      18,154,826
Stone Energy Corp., 8.625%, 2/01/17                                      10,000,000                      10,700,000
Swift Energy Co., 7.125%, 6/01/17                                        19,800,000                      20,493,000
W & T Offshore, Inc., 8.5%, 6/15/19                                       7,000,000                       7,630,000
                                                                                                        -----------
                                                                                                        119,152,826

Entertainment - 2.92%
Cinemark USA, Inc., 8.625%, 6/15/19                                       2,000,000                       2,220,000
Wallace Theater Corp., FRN 12.5%, 6/15/13 (d)                            15,500,000                      15,345,000
                                                                                                         ----------
                                                                                                         17,565,000

Financial Services - 12.20%
Bank of America Corp. PFD, 8% (e)                                        30,000,000                      32,400,000
Bank of America Corp. PFD, 8.125% (e)                                     3,000,000                       3,251,250
Finova Group, Inc., 7.5%, 11/15/09 (b) (c)                                3,929,781                           4,912
Wells Fargo & Co. PFD, 7.98% (e)                                         32,818,000                      37,699,678
                                                                                                         ----------
                                                                                                         73,355,840

Food Processing - 12.59%
B&G Foods, Inc., 7.625%, 1/15/18                                            500,000                         540,000
Chiquita Brands Intl., 7.5%, 11/01/14                                     9,627,000                       9,578,865
Heinz Finance Co., PFD, 8% (d)                                              150,000                      15,834,375
Mrs. Fields Brands, PIK, 10%, 10/24/14 (f)                                1,169,878                         935,902
Pilgrims Pride Corp., 7.875%, 12/15/18                                   21,478,000                      20,457,795
Simmons Food, Inc., 10.5%, 11/01/17 (d)                                  17,889,000                      15,429,263
Viskase Cos, Inc., 9.875%, 1/15/18 (d)                                   12,500,000                      12,937,500
                                                                                                         ----------
                                                                                                         75,713,700

Gaming - 1.40%
Isle Of Capri Casinos, 8.875%, 6/15/20 (d)                                8,000,000                       8,440,000
Wimar Opco LLC / Fin. Corp., 9.625%, 12/15/14 (b)                         3,535,000                           1,768
                                                                                                          ---------
                                                                                                          8,441,768

Machine / Tools - 2.44%
Thermadyne Holdings Corp., 9%, 12/15/17                                  13,750,000                      14,643,750

Metals & Mining - 0.42%
Horsehead Holding Corp, 10.5%, 6/01/17 (d)                                2,500,000                       2,512,500

Office Electronics - 3.48%
Pitney Bowes International Holdings PFD, 6.125%, 10/30/16 (d)                23,065                      20,909,864

Oil & Gas Drilling - 0.40%
Key Energy Services, Inc., 6.75%, 3/01/21                                 $ 250,000                       $ 253,750
Parker Drilling Co., 9.125%, 4/01/18                                      2,000,000                       2,155,000
                                                                                                          ---------
                                                                                                          2,408,750

Packaging & Container - 1.98%
Constar, Inc. PFD (f) (h)                                                     9,432                       2,064,625
Constar, Inc., FRN 8.231%, 5/31/15 (f)                                    1,500,000                       1,500,000
Constar, Inc., PIK, 11%, 12/31/17 (f)                                     7,321,654                       7,321,654
Jefferson Smurfit Corp., 8.25%, 10/01/12 (b) (g)                         15,250,000                         305,000
Jefferson Smurfit Corp., 7.5%, 6/01/13 (b) (g)                           15,405,000                         308,100
Smurfit-Stone Container, 8%, 3/15/17 (b) (g)                              8,780,000                         175,600
Stone Container, 8.375%, 7/01/12 (b) (c) (g)                              8,000,000                         160,000
Stone Container, 7.375%, 7/15/14 (b) (g)                                  5,000,000                         100,000
                                                                                                         ----------
                                                                                                         11,934,979

Paper/Forest Products - 0.00%
American Tissue, Inc., 12.5%, 7/15/06 (b) (c) (f)                        14,061,292                          27,546

Petroleum, Coal & Gas - 3.39%
Cloud Peak Energy, 8.25, 12/15/17                                         8,500,000                       9,243,750
Westmoreland Coal Co., 10.75%, 2/01/18                                   11,500,000                      11,155,000
                                                                                                         ----------
                                                                                                         20,398,750

Publishing - 2.31%
AMO Escrow Corp., 11.5%, 12/15/17 (d)                                    14,600,000                      13,870,000

Telecom Equipment - 4.40%
Nortel Networks LTD, 10.75%, 7/15/16 (b)                                 23,850,000                      26,473,500

Thrifts & Mortgage Finance - 0.01%
Washington Mutual, Inc. LTI (b) (f) (g)                                   7,275,000                          14,550
Washington Mutual, Inc. LTI (b) (f) (g)                                   5,000,000                          14,500
Washington Mutual, Inc. LTI (b) (f) (g)                                   4,243,000                          14,002
Washington Mutual, Inc. LTI (b) (f) (g)                                  10,109,000                          31,338
                                                                                                             ------
                                                                                                             74,390
Total Corporate Bonds, Notes, & Preferred Securities
(cost - $541,324,090)                                                                                  $507,169,410
                                                                                                       ------------
Foreign Bonds
Name of issuer                                                          Principal                       Value
                                                                                                        (Note B)
Foreign Bonds - 0.74%
Republic of Argentina GDP Linked Security, FRN, 12/15/35                 34,386,574                     $ 4,487,448
                                                                                                        -----------
Total Foreign Bonds - (cost - $1,423,421)                                                               $ 4,487,448

Common Stock                                                            Number                          Value
Name of issuer                                                          of Shares                       (Note B)
Common Stock - 14.03%
Amtrol, Inc. (f) (h)                                                        640,565                     $ 1,761,554
Citigroup, Inc.                                                           1,315,384                      43,039,364
Constar, Inc. (f) (h)                                                        93,512                             935
Core-Mark Holding Co., Inc. (h)                                             277,602                      13,355,432
Groupe Eurotunnel SA                                                          5,424                          38,185
Groupe Eurotunnel SA                                                          1,925                          13,552
Harry and David (d) (h)                                                      59,819                       5,533,258
International Airline Support Group (h)                                     219,540                             242
Kaiser Aluminum                                                               6,185                         361,142
MAXXAM, Inc. (h)                                                                800                         484,000
NL Industries                                                               510,200                       5,862,198
Ormet Corp. (h)                                                             372,638                         503,061
The Penn Traffic Co. (h)                                                    164,352                             164
Rock-Tenn Co.                                                                13,765                         993,558
Romacorp, Inc. (f) (h) (i)                                                   82,220                       3,370,198
Safelite Realty Corp. (f) (h) (i)                                             7,403                          24,208
Trump Entertainment Resorts (h)                                             910,628                       2,731,884
Viskase Cos., Inc. (h)                                                    2,096,128                       6,288,384
                                                                                                       ------------
Total Common Stocks - (cost - $145,761,421)                                                            $ 84,361,319

Total Investments - 100.45% (cost - $695,601,820)                                                       604,060,825
                                                                                                       ------------
Net Other Assets and Liabilities - (0.45%)                                                               (2,722,695)
                                                                                                       ------------
Net Assets - 100%                                                                                      $601,338,130
                                                                                                       ============

(a) Portions of portfolio are pledged to collateralize short term borrowings.
(b) Non-income producing security due to default or bankruptcy filing.
(c) Security is in principal default. As of date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these securities amounted to $149,413,162 or 24.85% of total net assets.
(e) Perpetual floating rate security. Rate shown reflects rate in effect at year end.
(f) Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(g) Escrow security received as a result of reorganization plan.
(h) Non-income producing security.
(i) All or a portion of security is restricted. The aggregate market value of restricted securities as of September 30, 2012 is $3,394,406 which represents 0.56% of total net assets. Additional information on each holding is as follows:

        Security                Acquisition Date        Acquisition Cost
        Romacorp, Inc.          11/15/06                $4,118,756
        Safelite Realty Corp.   09/29/00                 $ 965,195

PIK Payment in Kind
FRN Floating Rate Note
PFD Preferred Security
LTI Liquidating Trust Interest

Statement of Assets
and Liabilities
September 30, 2012
Assets

Investments - at market value (cost $695,601,820)               $ 604,060,825
Receivable for interest                                            10,531,939
Receivable for shares sold                                            145,871
Miscellaneous receivable                                            1,139,801
                                                                -------------
Total Assets                                                      615,878,436

Liabilities
Line of credit                                                     13,306,200
Payable for trustee fees                                              752,664
Payable for shares repurchased                                        349,225
Accrued expenses                                                      132,217
                                                                -------------
Total Liabilities                                                  14,540,306
                                                                -------------
Net Assets                                                      $ 601,338,130
                                                                =============
Net Assets Consist of:
Capital, at a $1.00 par value                                    $ 99,735,587
Paid in surplus                                                 1,110,644,500
Distribution in excess of net investment income                      (630,048)
Accumulated net realized loss on investments                     (516,870,914)
Net unrealized depreciation of investments                        (91,540,995)
                                                                -------------
Net Assets                                                      $ 601,338,130
                                                                =============

Net Asset Value, offering price and redemption price per share
($601,338,130/99,735,587 shares)                                        $6.03
                                                                        =====

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Year Ended September 30, 2012
Investment Income
Interest                                                         $ 43,502,709
Dividends                                                           2,367,860
Other Income                                                          244,669
                                                                -------------
Total Income                                                       46,115,238
                                                                -------------
Expenses
Trustee fees                                                      $ 2,974,910
Administrative expenses and salaries                                1,545,612
Interest expense                                                      291,912
Computer and related expenses                                         270,900
Legal fees                                                            222,871
Auditing fees                                                         191,680
Printing, postage and stationery fees                                 163,350
Commitment fees                                                       132,439
Custodian fees                                                        103,300
Insurance                                                              82,175
Registration and filing fees                                           47,060
Telephone                                                              22,300
Other expenses                                                         83,515
                                                                   ----------
Total Expenses                                                      6,132,024

Net Investment Income                                              39,983,214
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions             (27,509,609)
Net realized gain (loss) from foreign currency transactions        (2,036,939)
Change in unrealized appreciation (depreciation) of investments    76,579,486
                                                                  -----------
Net Increase (Decrease) in Net Assets Resulting from Operations  $ 87,016,152

The accompanying notes are an integral part of the financial statements.

Statements of Changes
in Net Assets

                                        Year Ended              Year Ended
                                        September 30,           September 30,
                                        2012                    2011
Increase (Decrease) in Net Assets
From Operations:
Net investment income                   $ 39,983,214            $ 43,850,851
Net realized gain (loss) from
investment transactions                  (27,509,609)            (57,315,487)
Net realized gain (loss) from foreign
currency transactions                     (2,036,939)                   -
Change in unrealized appreciation
(depreciation) of investments             76,579,486              18,011,184
                                        ------------            ------------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                87,016,152               4,546,548
                                        ------------            ------------
Distributions to Shareholders from Net
Investment Income                        (41,747,282)            (47,254,369)
Fair Fund Settlement                       1,229,257                    -
From Net Trust Share Transactions         85,914,288            (211,958,644)
                                        ------------            ------------
Total Increase (Decrease) in Net Assets  132,412,415            (254,666,465)
Net Assets:
Beginning of Year                        468,925,715             723,592,180
                                        ------------            ------------
End of Year                             $601,338,130           $ 468,925,715
                                        ============            ============
Distribution in Excess of Net Investment Income/Undistributed Net Investment Income $ (630,048) $1,661,233 The accompanying notes are an integral part of the financial statements.


Notes to Financial Statements

Note A-Organization

Northeast Investors Trust (the "Trust"), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B-Significant Accounting Policies

Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities.

Securities may also be valued on the basis of valuations furnished by independent pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Such services may use various pricing techniques which take into account both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.
Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company's financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. When fair valuation is used, the value of an investment used to determine the Trust's net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed by the Trust's Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust's Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on September 30, 2012 was $17,081,012, which represents 2.84% of net assets.

Federal Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually. The Trust has reviewed the tax positions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Trust's financial statements. The Trust's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust's distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk: Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Fair Fund Settlement - The Securities and Exchange Commission ("SEC") had investigated several companies suspected of short-term or excessive trading of certain mutual funds, known as market timing, through deceptive means. Through an SEC order, a fund was established for the benefit of shareholders who may have been affected by this trading activity and the companies found to be market timing were required to pay compensation for their market timing activity. Amounts received as a result of the SEC order are noted on the Statement of Changes in Net Assets.

Note C-Trustees' Compensation

Trustees' compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2012 the Independent Trustees were aggregately paid $210,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2012 was 4,135,227 shares (4.15%).

Other Expenses: All non-asset based fees and expenses are accrued based on methodologies approved by the Board of Trustees.

Administrative Expenses & Salaries: Northeast Investors Trust incurs salary and administrative expenses for personnel performing transfer agent and dividend disbursement related functions.

Note D-Shares of Beneficial Interest

At September 30, 2012, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:


                                                        Year Ended                               Year Ended
                                                        September 30, 2012                    September 30, 2011
                                                     Shares          Amount             Shares                  Amount
                                                     -----------------------------------------------------------------------
Shares Sold                                          57,383,448     $ 334,647,699       39,446,495              $245,281,200
Shares issued to shareholders in reinvestment
of distributions from net investment
income                                                4,487,398        26,021,170        5,297,384                32,060,350
                                                     -----------------------------------------------------------------------
                                                     61,870,846       360,668,869        44,743,879              277,341,550
Shares repurchased                                  (47,085,981)     (274,754,581)      (79,904,136)            (489,300,194)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                              14,784,865      $ 85,914,288       (35,160,257)           ($211,958,644)
                                                     ------------------------------------------------------------------------

Note E-Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $149,044,118 and $158,350,925 respectively, for the year ended September 30, 2012.

Note F-Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2012 the Trust has unused lines of credit amounting to $186,693,800. The lines of credit may be terminated at the bank's option at their annual renewal dates.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2012:

Average amount outstanding (total of daily outstanding
principal balances  divided by the number of days with
debt outstanding during the  period)                            $28,021,997
Weighted average interest rate                                        1.41%

Note G-Repurchase Agreement

On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. There were no open repurchase agreements at September 30, 2012.

Note H-Additional Tax Information

The amount of distributions paid during the year ended September 30, 2011 and the year ended September 30, 2012 were $47,254,369 and $41,747,282, respectively, and were classified as ordinary income.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "RIC Mod Act") was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as all short-term as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused.

As of September 30, 2012 the components of accumulated earnings (losses) on a tax basis were as follows:

Capital Loss Carryforward Pre-RIC Mod Act:
2013                                                            (7,636,627)
2014                                                           (56,723,408)
2015                                                           (53,488,548)
2016                                                           (35,052,024)
2017                                                          (100,070,501)
2018                                                           (15,862,511)
2019                                                          (159,796,299)
                                                              -------------
Total Capital Loss Carryforward Pre-RIC Mod Act:              (428,629,918)
Capital Loss Carryforward Post-RIC Mod Act:                    (55,022,614)
Timing Differences                                             (33,635,150)
Unrealized gains (losses)--net                                 (91,754,275)
Total distributable earnings (losses)--net                    (609,041,957)

At September 30, 2012 the Trust's Post October loss deferral was ($33,005,102).

At September 30, 2012 the Trust's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost                                                        695,815,100
Gross unrealized gain                                            44,244,664
Gross unrealized loss                                          (135,998,939)
                                                               -------------
Net unrealized security gain (loss)                             (91,754,275)
                                                               =============
Note I-Fair Value Measurements

Accounting Standards Codification ASC 820, "Fair Value Measurements and Disclosures" (ASC 820) defines fair value as the value that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Trust's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust's investments are summarized in the following fair value hierarchy:

Level 1-- Unadjusted quoted prices in active markets for identical securities.

Level 2-- Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-- Significant unobservable inputs including the Trust's own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company's financial statements or other documents.

The following table summarized the Trust's investments as of September 30, 2012, based on the inputs used to value them.


                                                                                                        Total As of
                                        Level 1                 Level 2                 Level 3         9/30/2012


Corporate Bonds, Notes and
Preferred Securities                    $ 0                     $495,245,293            $11,924,117     $507,169,410
Common Stock                            $70,887,545             $  8,316,879            $ 5,156,895     $ 84,361,319
Foreign Bonds                           $ 0                     $  4,487,448            $ 0              $ 4,487,448
Convertible                             $ 0                     $  8,042,648            $ 0              $ 8,042,648
                                        -----------             ------------            -----------     ------------
                                        $70,887,545             $516,092,268            $17,081,012     $604,060,825

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment's valuation. The Trust recognizes transfers between the levels at the end of each period. As of September 30, 2012, there have been no transfers between Level 1 and Level 2. One investment was transferred from Level 3 to Level 2 during the period due to a significant increase of observable market activity. Two securities were transferred from Level 2 to Level 3 due to recent company reorganizations and an absence of significant observable inputs.

At September 30, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                Corporate Bonds,
                                                Notes &                         Common
                                                Preferred Securities            Stock                   Totals


Beginning Balance @ 9/30/11                     $10,974,434                     $ 12,301,137            $ 23,275,571
                                                --------------------------------------------------------------------
Purchases                                       $   609,994                     $ --                    $    609,994
Sales                                           $--                             $(2,435,128)            $ (2,435,128)
Realized Gain (Loss)                            $--                             $ 2,435,128              $ 2,435,128
Net Change in Unrealized
Appreciation/(Depreciation)                     $  (670,603)                    $(1,610,984)            $ (2,281,587)
Transfers into Level 3                          $  1,010,292                    $--                     $  1,010,292
Transfers out of Level 3                        $--                             $ (5,533,258)           $ (5,533,258)
                                                --------------------------------------------------------------------
Ending Balance @ 9/30/12                        $ 11,924,117                    $  5,156,895             $17,081,012


                                                                                Change in
                                                                                Unrealized
                                                                                Gain / (Loss) for
                                                                                Positions Still
                                                                                Held at
                                                                                September 30, 2012

Corporate Bonds, Notes and Preferred Securities                                  $ (670,603)
Common Stock                                                                     (1,789,421)
                                                                                ------------
Totals                                                                          $(2,460,024)
                                                                                ------------

The Financial Accounting Standard Board ("FASB") issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust's Level 3 securities as of September 30, 2012:

                                                                                                                Increase to
                                                                Significant                                     Valuation from
                                        Valuation               Unobservable                                    an Increase in
Investment Type         Fair Value      Technique               Inputs                  Range                   Input(1)
===============================================================================================================================
Fixed Income
------------
Packaging & Container   $10,886,279     Market Comparables(2)   EBITDA Multiple         5.3x - 9x               Increase
                                                                Private Company
                                                                Discount                25%                     Decrease

Food Processing         $   935,902     Market Comparable(2)    Private Company
                                                                Discount                20%                     Decrease

Thrifts & Mortgage
Finance                 $    74,390     Market Approach(3)      Recovery Rate           not applicable          Increase

Paper/Forest Products   $    27,546     Market Approach(3)      Recovery Rate           not applicable          Increase

Equity
------
Misc. Manufacturing     $ 1,761,554     Recent Transaction
                                        Price(4)                not applicable          not applicable

Retail Food Chains      $ 3,370,198     Market Comparables(2)   EBITDA Multiple         5.5x - 6x               Increase
                                                                Private Company
                                                                Discount                27% - 33%               Decrease
                                        Recent Transaction
                                        Price(4)                not applicable          not applicable
Industrial Services /
Manufacturing           $    24,208     Market Approach(3)      Recovery Rate           not applicable          Increase
                                                                Illiquidity
                                                                Discount                20%                     Decrease
Packaging & Container   $       935     Market Approach(3)      Recovery Rate           not applicable          Increase
                        -----------
                        $17,081,012


(1) This column represents the directional change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2) Earnings multiples are based on comparable companies and transactions of comparable companies.

(3) A market approach using the value of the underlying assets of a company.

(4) Certain securities are valued based on recent transactions (generally within six months of valuation date). In some cases, the fair value may be based on a pending transaction expected to occur after the valuation date.

Note J-Subsequent Events
Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2012 and through the date of issuance of the Trust's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Trust's financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Northeast Investors Trust:

We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust (the "Trust"), including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 19, 2012